SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 1, 2001


                                Banner Corporation
                              ----------------------
            (Exact name of registrant as specified in its charter)



        Washington                    0-26584              91-1632900
-------------------------           ----------         -----------------
State or other jurisdiction         Commission         (I.R.S. Employer
     of incorporation              File Number         Identification No.)



10 S. First Avenue, Walla Walla, Washington                       99362
-------------------------------------------                     ---------
(Address of principal executive offices)                        (Zip Code)


     Registrant's telephone number (including area code)  (509) 527-3636


                                  Not Applicable
------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

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Item 5.  Other Events
---------------------

   Effective September 1, 2001, Banner Corporation ("Corporation") consummated the previously announced merger of its wholly owned subsidiary banks, Banner
Bank and Banner Bank of Oregon.   The transaction was accomplished by the
merger of Banner Bank of Oregon, an Oregon state chartered commercial bank, with and into Banner Bank, a Washington state chartered commercial bank.

   Additional information concerning the acquisition is contained in the press release issued by the Corporation on September 4, 2001 attached hereto as
Exhibit 99 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------
   Exhibit
   -------

   2 Plan of Merger dated July 6, 2001 by and between Banner Bank of Oregon and Banner Bank.

   99   Press Release dated September 4, 2001.

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                                   SIGNATURES
                                   ----------

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      BANNER CORPORATION



DATE: September 6, 2001               By: /s/Gary Sirmon
                                          ------------------------------
                                          Gary Sirmon
                                          President

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                                   Exhibit 2

                               PLAN OF MERGER

This Plan of Merger is made by and between Banner Bank of Oregon, an Oregon chartered commercial bank and Banner Bank, a Washington chartered commercial bank.

                                  RECITALS

     A. Banner Bank of Oregon, a wholly owned subsidiary of Banner Corporation, is a state chartered commercial bank duly organized, validly existing and in good standing under the laws of the State of Oregon. Banner Bank of Oregon has authorized capital stock of 10,000 shares of common stock, par value $133.43 per share ("Banner Bank of Oregon Common Stock"), of which 8,476 shares are issued and outstanding.

     B. Banner Bank, a wholly owned subsidiary of Banner Corporation, is a state chartered commercial bank duly organized, validly existing and in good standing under the laws of the State of Washington. Banner Bank has authorized capital stock of 5,000,000 shares of common stock, $1.00 par value per share ("Banner Bank Common Stock"), of which 1,000 shares are issued and outstanding, and 1,000,000 shares of serial preferred stock, none of which are issued and outstanding.

     C. Banner Corporation wishes to merge Banner Bank of Oregon with and into Banner Bank, on the terms and conditions set forth in this Plan of Merger, with Banner Bank as the surviving corporation. In connection with this transaction, Banner Bank of Oregon will operate as a division of Banner Bank. The boards of directors of Banner Bank of Oregon and Banner Bank have unanimously approved this Plan of Merger and have authorized its execution and delivery.


                                  AGREEMENT

Banner Bank of Oregon and Banner Bank hereby agree as follows:

     1.    Constituent Banks.  The name of each constituent bank to the merger
           -----------------
           is:

                            BANNER BANK OF OREGON

whose offices are located at:

                       101 East Main Street, Hermiston, OR 97838
                       125 S.E. Court Avenue, Pendleton, OR 97801
                       1300 S.W. Court Avenue, Pendleton, OR 97801
                       Sixth & G Streets, Umatilla, OR 97882
                       204 N. Main Street, Boardman, OR 97818
                       100 S. Main Street, Stanfield, OR 97875

                                     and

                                 BANNER BANK

whose offices are located at:

                         Second and Alder, Walla Walla, WA 99362
                         1661 West Rose Street, Walla Walla, WA 99362
                         710 South Ninth Avenue, Walla Walla, WA 99362
                         1600 Plaza Way, Walla Walla, WA 99362
                         126 East Main Street, Dayton, WA 99328
                         203 W. First Avenue, Kennewick, WA 99336
                         8200 Gage Boulevard, Kennewick, WA 99336
                         1221 Jadwin Avenue, Richland, WA 99352
                         749 Sixth Street, Clarkston, WA 99403
                         639 Bryden Avenue, Lewiston, ID 83501
                         1031 21st Street, Lewiston, ID 83501
                         911 East Edison, Sunnyside, WA 98944
                         502 W. Yakima Avenue, Yakima, WA 98902
                         3030 W. Nob Hill Boulevard, Yakima, WA 98902
                         4001 Summitview, Suite 23, Yakima, WA 98908
                         4104 Terrace Heights Drive, Yakima, WA 98901
                         105 South First Street, Selah, WA 98942
                         501 North Mission, Wenatchee, WA 98801
                         East 12209 Mission Avenue, Suite 1, Spokane, WA 99206 17530 132nd Avenue N.E., Woodinville, WA 98072
                         12443 Bel-Red Road, Bellevue, WA 98005
                         16150 N.E. 85th Street, Redmond, WA 98052
                         54 Rainier Avenue South, Renton, WA 98055
                         10125 Main Street, Bothell, WA 98011
                         202 Kirkland Avenue, Kirkland, WA 98033
                         12717 4th Avenue West, Suite C-1, Everett, WA 98208 1420 Madison Street, Seattle, WA 98104
                         1600 Cornwall Avenue, Bellingham, WA 98227
                         1815 Main Street, Ferndale, WA 98248
                         8130 B Guide Meridian, Lynden, WA 98264
                         435 Martin Street, Blaine, WA 98230
                         480 Tyee Drive, Point Roberts, WA 98281

     2.    Merger.  At and on the Effective Time (as defined herein) of the
           ------
merger, Banner Bank of Oregon shall be merged with and into Banner Bank in accordance with the terms hereof.

     3.    Effective Time.  The effective time ("Effective Time") of this
           --------------
Merger shall be the date the articles of merger are filed with the Secretaries of State for the States of Washington and Oregon or such later date specified in such articles.

     4.    Resulting Bank.  The Resulting Bank shall be:
           --------------

                                 BANNER BANK

     whose principal office is located at: 10 S. First Avenue, Walla Walla, Washington and whose other offices shall be located at:

                         Second and Alder, Walla Walla, WA 99362
                         1661 West Rose Street, Walla Walla, WA 99362
                         710 South Ninth Avenue, Walla Walla, WA 99362
                         1600 Plaza Way, Walla Walla, WA 99362
                         126 East Main Street, Dayton, WA 99328
                         203 W. First Avenue, Kennewick, WA 99336
                         8200 Gage Boulevard, Kennewick, WA 99336
                         1221 Jadwin Avenue, Richland, WA 99352
                         749 Sixth Street, Clarkston, WA 99403
                         639 Bryden Avenue, Lewiston, ID 83501
                         1031 21st Street, Lewiston, ID 83501
                         911 East Edison, Sunnyside, WA 98944
                         502 W. Yakima Avenue, Yakima, WA 98902
                         3030 W. Nob Hill Boulevard, Yakima, WA 98902
                         4001 Summitview, Suite 23, Yakima, WA 98908
                         4104 Terrace Heights Drive, Yakima, WA 98901
                         105 South First Street, Selah, WA 98942
                         501 North Mission, Wenatchee, WA 98801
                         East 12209 Mission Avenue, Suite 1, Spokane, WA 99206 17530 132nd Avenue N.E., Woodinville, WA 98072
                         12443 Bel-Red Road, Bellevue, WA 98005
                         16150 N.E.85th Street, Redmond, WA 98052
                         54 Rainier Avenue South, Renton, WA 98055
                         10125 Main Street, Bothell, WA 98011
                         202 Kirkland Avenue, Kirkland, WA 98033
                         12717 4th Avenue West, Suite C-1, Everett, WA 98208 1420 Madison Street, Seattle, WA 98104
                         1600 Cornwall Avenue, Bellingham, WA 98227
                         1815 Main Street, Ferndale, WA 98248
                         8130 B Guide Meridian, Lynden, WA 98264
                         435 Martin Street, Blaine, WA 98230
                         480 Tyee Drive, Point Roberts, WA 98281
                         101 East Main Street, Hermiston, OR 97838
                         125 S.E. Court Avenue, Pendleton, OR 97801
                         1300 S.W. Court Avenue, Pendleton, OR 97801
                         Sixth & G Streets, Umatilla, OR 97882
                         204 N. Main Street, Boardman, OR 97818
                         100 S. Main Street, Stanfield, OR 97875

     5.    Name.  The name of the Resulting Bank shall be Banner Bank.
           ----

     6.    Directors of the Resulting Bank.  The names and mailing addresses
           -------------------------------
of the directors of the Resulting Bank who shall serve until their terms expire are listed in Schedule A. Nothing in this Section 6 or this Agreement restricts in any way any rights of the Resulting Bank's shareholders and directors at any time after the Effective Time to nominate, elect, select or remove the Resulting Bank's directors.

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     7.    Officers of the Resulting Bank.  The names and mailing addresses of
           ------------------------------
the officers of the Resulting Bank are listed in Schedule A.  Nothing in this
Section 7 or this Agreement restricts in any way any rights of the Resulting Bank's shareholders and directors at any time after the Effective Time to nominate, elect, select or remove the Resulting Bank's officers.

     8.    Terms and Conditions of Merger.  At the Effective Time, by virtue
           ------------------------------
of the Merger and without any action on the part of the holders thereof, each share of Banner Bank of Oregon Common Stock issued and outstanding immediately prior to the Effective Time shall, at the Effective Time, automatically by operation of law, be canceled and shall no longer be deemed to be issued and outstanding for any purpose. The shares of Banner Bank Common Stock issued and outstanding immediately prior to the Effective Time shall, at the Effective Time, remain as issued and outstanding shares of Banner Bank Common Stock.

     9.    Articles of Incorporation and Bylaws.  At and after the Effective
           ------------------------------------
Time, the Articles of Incorporation and the Bylaws of Banner Bank as in effect immediately prior to the Effective Time shall continue to be the Articles and Bylaws of the Resulting Bank.

     10.    Rights and Duties of the Resulting Bank.  At the Effective Time,
            ---------------------------------------
Banner Bank of Oregon shall be merged with and into Banner Bank, and Banner Bank shall be the Resulting Bank. All assets, rights, privileges, powers, franchises and property (real, personal and mixed) of Banner Bank of Oregon shall be automatically transferred to and vested in Banner Bank by virtue of the merger without any deed or other document of transfer. Banner Bank, without any order or action on the part of any court or otherwise and without any documents or assumptions or assignment, shall hold and enjoy all of the properties, franchises and interests, including without limitation appointments, powers, designations, nominations and all other rights and interests as agent or other fiduciary, in the same manner and to the same extent as such rights, franchises and interests and powers were held or enjoyed by Banner Bank and Banner Bank of Oregon, respectively. Banner Bank, as the Resulting Bank, shall be responsible for all the liabilities of every kind and description of both Banner Bank and Banner Bank of Oregon immediately prior to the Effective Time, without limitation including liabilities for all debts, savings accounts, deposits, obligations and contracts of Banner Bank and Banner Bank of Oregon, respectively, matured or unmatured, whether accrued, absolute, contingent or otherwise and whether or not reflected or reserved against on balance sheets, books or accounts or records of either Banner Bank or Banner Bank of Oregon. All rights of creditors and other obligees and all liens on property of either Banner Bank or Banner Bank of Oregon shall be preserved and shall not be released or impaired.

     11.    Required Approval.  Consummation of the Merger is subject to
            -----------------
approval of the Washington Division of Banks, the Oregon Division of Financial and Corporate Securities, and Banner Corporation as the sole stockholder of Banner Bank and Banner Bank of Oregon.

     12.    Termination.  The parties may terminate this Agreement at any time
            -----------
before the Effective Time by mutual consent.

     13.    Miscellaneous Provisions.
            ------------------------

            a.   Binding Effect.  This Agreement is binding on and inures to
                 --------------
                 the benefit of the parties and their respective successors and assigns.

            b.   Assignment.  A party may not assign this Agreement or any
                 ----------

                 rights under this Agreement, unless the other party consents in writing to the assignment.

            c.   Amendment and Waiver.  Except as this Agreement otherwise
                 --------------------
                 expressly provides, it contains the parties' entire understanding. No modification or amendment of its terms or conditions is effective unless in writing and signed by the parties, or their respective duly authorized agents.

            d.   Section Headings.  The section headings included in this
                 ----------------
                 Agreement are for reference and convenience only and are not a substantive part of this Agreement.

            e.   Counterparts.  This Agreement may be executed in one or more
                 ------------
                 counterparts. Each of these counterparts is deemed an original and all counterparts taken together constitute one and the same document.

            f.   Governing Law.  This Agreement is governed by Washington
                 -------------
                 State law, except to the extent federal law may govern certain matters.



Dated as of July 6, 2001.




BANNER BANK                                 BANNER BANK OF OREGON



By:    /s/Gary Sirmon                       By:    /s/Jesse S. Foster
       ----------------------------                --------------------------
       Gary Sirmon                                 Jesse S. Foster
       Chief Executive Officer                     President and Chief
                                                   Executive Officer




By:    /s/Albert H. Marshall                By:    /s/Albert H. Marshall
       ----------------------------                --------------------------
       Albert H. Marshall                          Albert H. Marshall
       Corporate Secretary                         Corporate Secretary

                                 Schedule A

Directors
---------

Gary Sirmon
S. Rick Meikle
Walter Pribilsky
Robert D. Adams
Steve Sundquist
Jesse G. Foster
Dean W. Mitchell
Brent A. Orrico
David B. Casper
Margaret C. Langlie

Mailing address:  10 S. First Avenue, Walla Walla, Washington  99362



Officers
--------

Gary Sirmon, Chief Executive Officer
S. Rick Meikle, President
Jesse G. Foster, President, Oregon Region
Lloyd Baker, Executive Vice President and Chief Financial Officer
Michael K. Larsen, Executive Vice President and Chief Lending Officer Cynthia Purcell, Executive Vice President and Chief Operating Officer Albert H. Marshall, Secretary

Mailing address:  10 S. First Avenue, Walla Walla, Washington 99362

                               Exhibit 99

                  BANNER CORPORATION ANNOUNCES COMPLETION OF
                          MERGER OF SUBSIDIARY BANKS

WALLA WALLA, Wash.--(BUSINESS WIRE) September 4, 2001 Banner Corporation (Nasdaq: BANR - news) today announced the merger of its subsidiary banks, Banner Bank and Banner Bank of Oregon, has been completed in accordance with regulatory approvals. The company expects to substantially achieve the consolidation of operations by the end of the third quarter.

"We are now operating under a single bank charter, which should eliminate previously duplicate efforts such as regulatory reporting and other administrative functions," stated Gary Sirmon, President and CEO. "Originally our intent was for Banner Bank of Oregon to qualify as a community financial institution under the Gramm-Leach-Bliley Act, allowing it to obtain long-term Federal Home Loan Bank advances to fund small business and agribusiness loans. However, with the release of the Act's implementing regulations, it appeared that the benefits of additional borrowing capacity were not as substantial as the potential efficiencies we expect to gain by operating under a single bank charter.

"The previously announced consolidation efforts continue to progress smoothly," said Sirmon. "The first step of our data processing conversion was successfully completed in August. The remaining branches will be converted to the same system by the end of September."

On July 27, 2001, Banner Corporation reported that continued strong growth in loans and deposits for its second quarter ended June 30, 2001 resulted in a 9% increase in revenues to $20.8 million compared to $19.2 million in the second quarter last year. Net income for the quarter reached $4.6 million or $.39 per diluted share, compared to $4.5 million or $.40 per diluted share for the same quarter a year ago. Total assets increased 5% to $2.0 billion at June 30, 2001 from $1.9 billion at June 30, 2000, while stockholders' equity increased 8% to $198.3 million from $183.5 million a year ago. Banner's loan portfolio grew 10% to $1.6 billion at June 30, 2001 from $1.4 billion at June 30, 2000, and deposits increased 9% to $1.3 billion at June 30, 2001 from $1.2 billion at June 30, 2000.

Banner Corporation is the parent of Banner Bank, a Washington state chartered commercial bank. It operates a total of 38 branches and six loan offices in 18 counties in Washington, Oregon and Idaho. Banner serves the rapidly growing Pacific Northwest region with a full-range of deposit services and business, commercial real estate, construction, residential, agricultural and consumer loans. Visit Banner Bank on the Web at www.banrbank.com.

Statements concerning future performance, developments or events, expectations for earnings, growth and market forecasts, and any other guidance on future periods, constitute forward-looking statements, which are subject to a number of risks and uncertainties that are beyond the Company's control and might cause actual results to differ materially from the expectations and stated objectives. These factors include but are not limited to: Banner's ability to successfully integrate the two subsidiaries, complete the conversion of computer systems and achieve cost savings. Banner undertakes no responsibility to update or revise any forward-looking statements.

Contact:

Banner Corporation
Gary Sirmon, 509/527-3636

                                   * * * * *

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